Selected Quarterly Financial Data (Unaudited)	12 Months Ended
Dec. 31, 2012
Quarterly Disclosures
Selected Quarterly Financial Data (Unaudited)

Note 19. Selected Quarterly Financial Data (Unaudited)

(Dollars in thousands, except per share amounts)

	Three Months Ended
	March 31, 2012	June 30, 2012	September 30, 2012	December 31, 2012
Revenues (a) (b)	$67,548	$66,113	$69,278	$165,926
Expenses (a)	55,452	57,794	84,451	111,674
Net income	11,669	31,230	2,226	17,654
Add: Net loss (income) attributable to noncontrolling interests	578	480	325	(1,990)
Add: Net loss (income) attributable to redeemable
noncontrolling interests	43	67	37	(187)
Net income attributable to W. P. Carey	12,290	31,777	2,588	15,477
Earnings per share attributable to W. P. Carey:
Basic	0.30	0.78	0.06	0.22
Diluted	0.30	0.77	0.06	0.22

Distributions declared per share	0.565	0.567	0.650	0.660

	Three Months Ended
	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011
Revenues (a) (c)	$74,522	$114,674	$74,900	$60,026
Expenses (a)	47,059	50,550	50,208	49,019
Net income	23,616	81,060	25,258	9,204
Add: Net loss attributable to noncontrolling interests	330	384	581	569
Add: Net income attributable to redeemable
noncontrolling interests	(603)	(1)	(637)	(682)
Net income attributable to W. P. Carey	23,343	81,443	25,202	9,091
Earnings per share attributable to W. P. Carey:
Basic	0.58	2.02	0.62	0.22
Diluted	0.58	1.99	0.62	0.22

Distributions declared per share	0.512	0.550	0.560	0.563

__________

  Certain amounts from previous quarters have been reclassified to discontinued operations (Note 17).
  Amount for the three months ended December 31, 2012 includes the impact of the Merger with CPA®:15 (Note 3).
  Amount for the three months ended June 30, 2011 includes $52.5 million of incentive, termination and subordinated disposition revenue recognized in connection with the CPA®:14/16 Merger (Note 4).